Accrued Expenses and Other Current Liabilities	12 Months Ended
Dec. 31, 2022
Accrued Expenses and Other Current Liabilities
Accrued Expenses and Other Current Liabilities

9.Accrued Expenses and Other Current Liabilities

Accrued expenses and other current liabilities consisted of the following:

	As of December 31,
	2021	2022
	US$	US$
Other tax payables (Note 1)	739,896	519,178
Accruals for user incentive programs	3,756,933	944,854
Accrued expenses (Note 2)	3,034,970	2,210,912
Accrued loss contingencies relating litigation and asserted claims	166,887	209,842
Others	364,289	372,768
Total	8,062,975	4,257,554

Note 1: Other tax payables mainly consisted of value-added tax payable of US$0.4 million and US$0.4 million as of December 31, 2021 and 2022, and other taxes such as individual income tax and stamp duty tax.

Note 2: Accrued expenses mainly consisted of accrued professional service fees and other miscellaneous expenses related to marketing and operation activities.